                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):   September 25, 1997
                                                         --------------------




                       Toyota Auto Lease Trust 1997-A
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)





    California                   333-26717                     33-0755530
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)




            Toyota Leasing, Inc.
         19001 South Western Avenue
            Torrance, California                                 90509
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   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 787-1310
                                                          -------------------



                          Exhibit Index is on Page 2

Item 5.  Other Events
         ------------


On September 25, 1997, interest collected during the preceding calendar month as provided for in the 1997-A Securitization Trust Agreement dated as of September 1, 1997 between Toyota Leasing, Inc. ("TLI"), as "Transferor", and U.S. Bank National Association ("USBNA"), as "Trustee", and the 1997-A SUBI Servicing Supplement to the Amended and Restated Trust and Servicing Agreement, dated October 1, 1996, among TMTT, Inc., as "Titling Trustee", Toyota Motor Credit Corporation ("TMCC"), as "Servicer", and USBNA, as "Trust Agent" (the "Agreements"), was allocated to the holders of certificates representing undivided fractional interests in the Toyota Auto Lease Trust 1997-A (the "Certificateholders"). In accordance with the Agreements, the Servicer's Certificate, as defined in the Agreements, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. On October 10, 1997, a preliminary Servicer's Certificate for the month of August 1997 was filed as an exhibit to the Form 8-K filed by TMCC on behalf of Toyota Auto Lease Trust 1997-A. A copy of the final Servicer's Certificate for the month of August 1997 is filed as Exhibit 20(a) to this Current Report on Form 8-K.

On October 27, 1997, interest collected during the preceding calendar month as provided for in the Agreements was allocated to the Certificateholders. In accordance with the Agreements, the Servicer's Certificate, as defined in the Agreements, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate for the month of September 1997 is filed as Exhibit 20(b) to this Current Report on Form 8-K.

The net proceeds from the sale of the Class A Certificates (i.e., the proceeds of the public offering of the Class A Certificates minus expenses relating thereto) were applied by the Transferor to purchase the SUBI Certificate and to make the Initial Deposit into the Reserve Fund.


Item 7(c).  Exhibits

            Exhibit Number    Description
            --------------    -----------

                20 (a)        Servicer's Certificate for the month of
                              August, 1997.

                20 (b)        Servicer's Certificate for the month of
                              September, 1997.

                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            TOYOTA AUTO LEASE TRUST 1997-A

                            BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


Date:  November 12, 1997    By:             /S/ GREGORY WILLIS
       -----------------         --------------------------------------------
                                                Gregory Willis
                                  Vice President-Finance and Administration
                                        (Principal Accounting Officer)







































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